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>AGL Resources 2002

Paula G. Rosput

Chairman and Chief Executive Officer

Presentation to:

2002 AGA Financial Forum

Boca Raton, FL

May 6, 2002

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>Safe Harbor

>This presentation includes certain forward-looking statements about the earnings expectations of AGL Resources Inc. and its subsidiaries. Although AGL Resources believes these statements are based on reasonable assumptions, actual results may vary materially from stated expectations. Factors that could cause materially different results include, but are not limited to, weather conditions, natural gas prices, interest rates, economic and market conditions, legislative and regulatory actions, property sales, environmental issues and other factors as disclosed in the company's periodic SEC filings.

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>Here

Then & Now

3 Year Low $15.75

3 Year High $ 24.50

30-day

Trading Range $23.03-24.23

[Graph: Line chart depicting AGLR Average Active Customers Q199 to Q102]

[Graph: Bar chart depicting Percent of Ownership by Institutions from 1Q99 to 1Q02]

[Graph: Pie Chart depicting EBIT Contributions by Segment:

1999 AGLC 82% Other 18%

2001 AGLC 69% Other 31%]

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>Business Strategy-

Capitalize on Opportunities

>Inherent vitality of southeast U.S. economy

>Volatility of natural gas and location of our assets

>Openness of regulators to innovative structures

>Vacuum in "last mile" telecommunications sector

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>Goals for 2002

>Improve earnings

>Change regulatory paradigm

>Build "last mile" telecommunications

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>FY 02 First-Quarter Results
Three Months Ended
	3/31/02	3/31/01
>Net Income ($MM)	$50.1	$45.2*
>EBIT ($MM)	100.3	93.8*
>Core EPS	$0.90	$0.83*
>FirstCall Consensus	$0.87	$0.67
*Excluding one-time items

[Graph: Pie chart depicting EBIT Contribution by Segment

Distribution Operations 70%

Energy Investments 24%

Wholesale Services (Sequent) 6%

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>Improve Earnings

Improving Earnings Mix By Achieving More Diversity Between Utility and Non-Utility Businessess

AGLC/CGC

>Disciplined financial management will result in a $10 million decrease in non-mandatory capital spending

>Significant cost reductions in MGP clean-up reduces carrying costs by $3 million over 2 years

>Strong functionalized business model for corporate services

VNG

>20% reduction in customer cost

>60% reduction in capital spending

>Consolidation of call centers for higher efficiency and lowered costs

>Strong functionalized business model for corporate services

SEQUENT

>On pace to increase earnings by 60%

>110 counterparties

>Up to 3 Bcf/day in physical trading

>Actively trading on 15 pipelines

>Emphasis remains on asset optimization

ENERGY INVESTMENTS

>SouthStar - strong earnings contribution despite partnership dynamics

>Atlanta network anchored by major customers

>Continuing to evaluate options around propane investment

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>Distribution Operations:

Continuous Improvement

[Graph: Bar chart depicting O&M per customer:

Fiscal 2001 Actual: AGLC/CGC $130; VNG $198

Fiscal 2002 Full Year Forecast: AGLC/CGC $129; VNG $186]

[Graph: Bar chart depicting Net Cost/New Meter ($s)

Fiscal 2001Actual: AGLC/CGC $927; VNG $1,215

Fiscal 2002 Full Year Forecast: AGLC/CGC $977; VNG $1,190]

[Graph: Bar chart depicting Leak Response Time (%)

FYTD: AGLC/CGC 95.9%; VNG 98.0%

Target: AGLC/CGC 94.0%; VNG 99.5%]

[Graph: Bar chart depicting Average Speed of Answer (Seconds)

1Q2001: AGLC/CGC 121; VNG 268

1Q2002: AGLC/CGC 120; VNG 146]

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>Effect of Weather on 2001-2002 Results

[Graph: Bar chart depicting Throughput

Oct 2000 - Mar 2001: AGLC/CGC 195.9; VNG 27.2

Oct 2001 - Mar 2002: ALGC/ CGC 166.7; VNG 30.0]

[Graph: Bar chart depicting Fixed Cost Recovery

Oct 2000 - Mar 2001: Base Revenue 75.4; Recovery 58.6

Oct 2001 - Mar 2002: Base Revenue 60.9; Recovery 44]

[Graph: Bar chart depicting Average Active Customers ($000s)

Oct 2000 - Mar 2001: AGLC/CGC 1,599; VNG 239

Oct 2001 - Mar 2002: AGLC/CGC 1,583; VNG 243]

>Results in Q4, Q1 were achieved despite unfavorable effects of weather

>Any return to more average weather will be accretive to earnings.

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> [Sequent logo]

Where We Are Now ....

[Chart: Pie chart depicting: Physical Business 25%; Market Optimization 22%; Commercial Services 45%; & Financial Trading 8%]

Where We Will Be In 2003

[Chart: Pie chart depicting: Physical Business 32%; Market Optimization 30%; Commercial Services 30%; & Financial Trading 8%]

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> SouthStar Energy Services

[Graph: Bar chart depicting Customer Growth (# of Cust.)

March 2001: approximately 558,000

Dec. 2001: approximately 573,000

March 2002: approximately 580,000]

[Graph: Bar chart depicting Receivables Aging

% > 60 Days: Mar 01 approximately 61%; Dec 01 approximately 20%; Mar 02 approximately 28%

% > 60 Days Reserved: Mar 01 approximately 32%; Dec 01 approximately 72%; Mar 02 approximately 81%]

> Despite partnership conflicts, business results have stabilized

> No further investments in retail marketing without clear control of business

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> Change Regulatory Paradigm

Changing Regulatory Paradigm is Critical to Our Success Going Forward

> Georgia

  Effect of new legislation
  Rate case settlement impacts

> Virginia

  WNA proposal to offset weather impacts
  Fixed-rate PGA filing
  Joint-use pipeline capacity rationalization

> Tennessee

  Fixed-rate PGA filing (rate stabilization)

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> Range of Effects of Regulatory Mechanisms

[Graph: Bar chart depicting Georgia Performance Based Rates & Return on Equity %

Anything earned above 12% (75/25 sharing)

Authorized 11%

Filing trigger (below) 10%

(Assumes 2% Annual Revenue Growth)

2001 approximately 10.8%; 2002 approximately 11.7%; 2003 approximately 12.2%; 2004 approximately 12.5%; 2005 approximately 12.6%

(Assumes 3% Annual Revenue Growth)

2001 approximately 10.8%; 2002 approximately 12.0%; 2003 approximately 12.6%; 2004 approximately 13.1%; 2005 approximately 13.5%]

[Graph: Pie chart depicting Georgia Authorized Capital Structure

Debt 53%; Common Equity 47%]

[Graph: Bar chart depicting Virginia WNA & Fixed Rate PGA (in millions)

Opportunity Range

2002: WNA $10; PGA $0-26

Since 1996: WNA $26]

[Graph: Pie chart depicting Virginia Authorized Capital Structure

Debt 45%; Common Equity 55%]

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> Last Mile Telecommunications

[Map depicting AGL Networks' telecommunication network in metro Atlanta]

> Network will begin commercial operation in July 2002

> Long-term commitments with major carriers and major enterprise users (banks, educational and research institutions)

> Anticipate neutral to positive impact on earnings in 2002

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> Large Cap Management Discipline In A Small Cap Company

Board Level Finance and Risk Management Committee established September 2001

Executive Risk Management Committee established March, 2001

Chief Risk Officer Position filled November, 2001

Risk Observation Reporting Recommendations

Weather

Commodity

Insurance

Treasury

Regulatory

Operational

Credit

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> Southeast Fundamentals Remain Strong

[Graph: Bar chart depicting Strong US Population Growth In Millions

2000 approximately 52; 2005 approximately 55; 2015 approximately 60; 2025 approximately 65]

source: U.S. Census Bureau

[Graph: Bar chart depicting Southeast Natural Gas Demand (forecasted) Bcf per Day

2000 approximately 5.5; 2005 approximately 7.0; 2010 approximately 8.8; 2015 approximately 9.9]

source: DOE/EIA Natural Gas Annual

[Graph: Line chart depicting US Data Demand Growth (in billions)

2001 approximately $48; 2002 approximately $59; 2003 approximately $78; 2004 approximately $100]

source: The Yankee Group

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> Keep Watching the Milestones ...

> Another solid year and quarter of financial performance; affirming guidance of $1.65 - $1.70 for FY 2002

> Continued focus on quality of earnings and transparency of disclosure

> Opportunistic approach to growing the business, given current turbulent environment in sector

> Maintain investment grade credit ratings; continue to rationalize asset mix as appropriate

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> Final Observations

> More than a yield play

> Growth momentum layered on top of a stable, attractive dividend yield

> Fundamentals approach to managing the business actively

> A management that makes our own opportunities

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> The Value Is

here

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[end of presentation]